Exhibit 99.2

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UNITED STATES DISTRICT COURT

FOR THE SOUTHERN DISTRICT OF NEW YORK

)
IN RE:	)
GENERAL MOTORS LLC	)	No. 14-MD-2543 (JMF)
	)	No. 14-MC-2543 (JMF)
IGNITION SWITCH LITIGATION	)
	)	Hon. Jesse M. Furman
This Document Relates To All Economic Loss Actions	)
)

FINAL ORDER AND FINAL JUDGMENT GRANTING FINAL APPROVAL OF THE ECONOMIC LOSS CLASS ACTION SETTLEMENT, CONFIRMING CERTIFICATION OF THE ECONOMIC LOSS SETTLEMENT CLASS, AND DISMISSING ALL ACTIONS WITH PREJUDICE

WHEREAS, Economic Loss Plaintiffs (“Plaintiffs”), General Motors LLC (“New GM”), the Motors Liquidation Company GUC Trust (the “GUC Trust”), and the Motors Liquidation Company Avoidance Action Trust (the “AAT”) (collectively, the “Parties”) have entered into a Settlement Agreement, as Amended on May 1, 2020, including all Exhibits thereto (collectively the “Settlement Agreement” (ECF No. 7888-1)), subject to preliminary and final approval by this Court;1

WHEREAS, the Settlement Agreement sets forth the terms and conditions of a proposed settlement and dismissal with prejudice of (a) all economic loss claims, whether asserted as class, mass, or individual actions, however denominated, that are consolidated for pretrial proceedings in In re: General Motors LLC Ignition Switch Litigation, Case No. 14-MD-2543 (JMF) (“MDL 2543”), including those listed in Exhibit 1 to the Settlement Agreement (attached for ease of

[1]	Capitalized terms used herein but not otherwise defined shall have the meaning assigned to such terms in the Settlement Agreement. Unless otherwise noted, all docket references are to 14-MD-2543.

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reference as Appendix C) and all economic loss claims relating to the Recalls2 filed in the past, present, or future in any federal or state court, and (b) all economic loss claims, whether asserted as class, mass, or individual claims, including all Late Claims Motions and all Proposed Proofs of Claims involving alleged economic loss, however denominated, filed, or asserted in the Bankruptcy Case3 ((a) and (b) collectively, the “Actions” as defined in the Settlement Agreement);

WHEREAS, by Order dated April 27, 2020 (the “Preliminary Approval Order,” ECF No. 7877), this Court: (i) preliminarily approved the Settlement; (ii) ordered that notice of the proposed Settlement be provided to the Class; (iii) provided Class Members with the opportunity to object to the proposed Settlement; (iv) provided Class Members with the opportunity to exclude themselves from the Class; and (v) scheduled a hearing regarding final approval of the Settlement;

[2]

“Recalls” is defined in the Settlement Agreement as the following seven motor vehicle recalls conducted by New GM in 2014 as described by National Highway Transportation Safety Administration (“NHTSA”) recall number: NHTSA Recall No. 14v047 (Delta Ignition Switch), NHTSA Recall No. 14v355 (Impala Key Rotation), NHTSA Recall No. 14v394 (Cadillac CTS/SRX Key Rotation), NHTSA Recall No. 14v400 (Malibu Key Rotation), NHTSA Recall No. 14v346 (Knee-to-Key Camaro), NHTSA Recall No. 14v118 (Side Airbag), and NHTSA Recall No. 14v153 (Power Steering). NHTSA Recall No. 14v047 encompassed (1) 2005-2007 Chevrolet Cobalt; 2006-2007 Chevrolet HHR; 2007 Pontiac G5; 2007 Saturn Sky; 2003 Saturn Ion; and 2006-2007 Pontiac Solstice; and (2) 2008-2010 Chevrolet Cobalt; 2008-2011 Chevrolet HHR; 2008-2010 Pontiac G5; 2008-2010 Saturn Sky; and 2008-2010 Pontiac Solstice. NHTSA Recall No. 14v355 encompassed the 2005-2009 Buick Lacrosse; 2006-2014 Chevrolet Impala; 2000-2005 Cadillac Deville; 2006-2011 Cadillac DTS; 2006-2011 Buick Lucerne; and 2006-2007 Chevrolet Monte Carlo. NHTSA Recall No. 14v394 encompassed certain 2003-2014 Cadillac CTS (as identified by VIN); and certain 2004-2006 Cadillac SRX (as identified by VIN). NHTSA Recall No. 14v400 encompassed the 2000-2005 Chevrolet Impala; 1997-2003 Chevrolet Malibu; 2000-2005 Chevrolet Monte Carlo; 1999-2004 Oldsmobile Alero; 1998-2002 Oldsmobile Intrigue; 1999-2005 Pontiac Grand Am; and 2004-2008 Pontiac Grand Prix. NHTSA Recall No. 14v346 encompassed 2010-2014 Chevrolet Camaros. NHTSA Recall No. 14v118 encompassed some 2008-2009 (as identified by VIN) and all 2010-2013 Buick Enclave; some 2009 (as identified by VIN) and all 2010-2013 Chevrolet Traverse; some 2008-2009 (as identified by VIN) and all 2010-2013 GMC Acadia; and 2008-2010 Saturn Outlook. NHTSA Recall 14v153 encompassed some 2005-2010 Chevrolet Cobalt, some 2009-2010 Chevrolet HHR, some 2007-2010 Pontiac G5, 2004-2007 Saturn Ion, 2004-2005 Chevrolet Malibu; 2004-2005 Chevrolet Malibu Maxx and some 2006 Chevrolet Malibu Maxx (as identified by VIN); some 2005-2006 and 2008-2009 Pontiac G6 (as identified by VIN); and some 2008-2009 Saturn Aura (as identified by VIN).

[3]

“Bankruptcy Case” is defined in the Settlement Agreement as the chapter 11 case pending in the United States Bankruptcy Court for the Southern District of New York captioned In re Motors Liquidation Co., et al., f/k/a General Motors Corp., et al., Case No. 09-50026 (MG).

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WHEREAS, the Settlement Agreement was amended on May 1, 2020 to allow the Motors Liquidation Company Avoidance Action Trust (“AAT”) to become a party to the Settlement Agreement and the Court entered an Order on May 4, 2020 supplementing the Preliminary Approval Order to allow for AAT’s entry into the Settlement Agreement and authorizing the Parties to take, without further Court approval, all necessary and appropriate steps to implement the Settlement Agreement, including the Class Notice program utilizing amended Class Notice exhibits to address including AAT (“Order Supplementing Order Granting Preliminary Approval,” ECF No. 7892);

WHEREAS, due and adequate notice has been given to the Class via the Class Notice program authorized and approved by the Court;

WHEREAS, the Court conducted a hearing on December 18, 2020 (the “Fairness Hearing”) to consider, among other things, (i) whether the terms and conditions of the Settlement are fair, reasonable, and adequate to the Settlement Class, and should therefore be approved; (ii) whether the proposed Class and Subclasses should be finally certified for settlement purposes only; and (iii) whether a final judgment should be entered dismissing the Actions with prejudice; and

WHEREAS, the Court having reviewed and considered the Settlement Agreement, all papers filed and proceedings held herein in connection with the Settlement, all oral and written comments received regarding the Settlement, and the record in the Actions, and good cause appearing therefor; IT IS HEREBY ORDERED, ADJUDGED, AND DECREED:

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1. Jurisdiction. The Court has personal jurisdiction over all Plaintiffs, the Class and all Class Members, New GM, the GUC Trust, and AAT, as well as subject matter jurisdiction over the claims asserted in the Fifth Amended Consolidated Complaint filed in In re: General Motors LLC Ignition Switch Litigation, Case No. 14-MD-2543 (JMF) on September 8, 2017 (“5ACC”) and the Actions. Venue in the Southern District of New York is proper.

2. Incorporation of Settlement Documents. The Court expressly incorporates in this Final Order and Final Judgment and makes a part hereof (a) the Settlement Agreement (ECF No. 7888-1) and (b) the Court’s oral ruling, on the record, during the Fairness Hearing held on December 18, 2020. The Court does this for the purpose of satisfying the requirements of Kokkonen v. Guardian Life Insurance Co. of America, 511 U.S. 375, 380-82 (1994), concerning the obligation of a Court entering a settlement agreement to speak clearly when it wishes to retain jurisdiction.

3. Final Approval of Class Settlement. In accordance with its Final Approval Order, the Court hereby grants final approval to the Settlement Agreement as fair, reasonable, and adequate pursuant to Federal Rule of Civil Procedure 23(e). The Settlement Agreement provides ample benefits to the Class and avoids protracted litigation, among numerous other advantages. The Court finds that the Settlement Agreement, with respect to Class Members who are minors, lack capacity, or are incompetent, is fair, reasonable, and adequate. The Court authorizes the Parties to implement the terms of the Settlement Agreement and enjoins the Parties from failing to implement the terms.

4. Overruling of Objections. The Class Member objection filed by Mr. Richard H. Warren (ECF No. 8122) is overruled. The objection filed by Ms. Kisha M. Davis, as personal representative of the estate of her mother, Class Member Mary L. Davis (ECF No. 8216), is also overruled.4

[4]

The Court has also reviewed certain letters sent to JND by Class Members or their relatives that JND provided to the Court. See JND Declaration ¶ 37. These are not objections, because, inter alia, they were not filed with the Court. Even if they had been proper objections, the Court would have overruled them as without merit. Additionally, for the reasons discussed in an opinion and order to be issued separately today, the Court finds that non-Class Member Goodwin Proctor lacks standing to object, and its “limited objection” is also overruled on the merits. See ECF 8207 ¶ 10.

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5. Class Certification for Settlement Purposes Only.

a. Pursuant to Rules 23(a)(1)-(4) and (b)(3) of the Federal Rules of Civil Procedure, the Court certifies the Class as defined in the Settlement Agreement (attached as Appendix A), for purposes of the Settlement only.

b. The Court finds, for settlement purposes only, that the Class, including all Subclasses, meets the requirements for class certification under Federal Rules of Civil Procedure 23(a) and 23(b)(3) — namely (a) the Class Members are sufficiently numerous such that joinder is impracticable; (b) there are common questions of law and fact; (c) the Plaintiffs’ claims are typical of those of the Class Members; (d) the Plaintiffs and Plaintiffs’ Class Counsel have adequately represented, and will continue to adequately represent, the interests of the Class Members, and the Subclasses are adequately represented by proposed Subclass Counsel, which includes the attorneys who served as Allocation Counsel; and (e) questions of law and fact common to the Class predominate over the questions affecting only individual Class Members, and certification of the Class is superior to other available methods for the fair and efficient adjudication of this controversy.

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c. The Class excludes under Federal Rules of Civil Procedure 23(b)(3) and 23(c)(3)(B) those Persons who signed and filed timely and proper exclusion requests (opt-outs) pursuant to the terms of the Settlement Agreement and this Court’s Preliminary Approval Order on or before the October 19, 2020 deadline, and who did not file a written notice with the Court revoking their exclusion at any time prior to entry of this Order. The Court finds that of the 164 Persons seeking to opt-out for 195 total Subject Vehicles, the requests by 25 Persons covering 32 Subject Vehicles are invalid and are hereby rejected; the requests of 62 Persons for 68 Subject Vehicles conform to the requirements of the Court’s Preliminary Approval Order and the Settlement Agreement and are hereby accepted as valid; and the requests of 84 Persons for 95 Subject Vehicles while deficient due to technicalities nonetheless will be accepted by the Court as valid.5 Accordingly, the Court rules that all Persons who fall within the class definition are Class Members except those 146 Persons named on the Opt-Out List (attached as Appendix B).

6. Appointments of Class and Subclass Representatives. The Court confirms the appointment of the Class and Subclass Representatives listed in Paragraphs 9 and 10 of the Preliminary Approval Order.

7. Appointments of Class Counsel and Allocation Counsel.

a. The Court confirms the appointment, for settlement purposes only, of Steve W. Berman, of Hagens Berman Sobol Shapiro LLP, and Elizabeth J. Cabraser of Lieff Cabraser Heimann & Bernstein, LLP, as Class Counsel under Federal Rule of Civil Procedure 23(g)(3). Class Counsel are authorized to act on behalf of the Class with respect to all acts required by, which may be given pursuant to, or which are reasonably necessary to perform the Settlement Agreement.

[5]

As of November 9, 2020, there were four additional Persons (associated with five distinct VINs) seeking to opt-out who were missing documentation to represent the deceased class member. These four Persons were given until the Final Hearing by JND to provide documentation. Only one Person provided documentation to JND by the Final Hearing. As such, the remaining three Persons who did not provide documentation to JND by the Final Hearing are invalid opt-outs.

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b. The Court confirms the appointment, for settlement allocation purposes only, of (i) Marc Seltzer of Susman Godfrey as Subclass 1 Counsel; (ii) Joe Rice and Kevin Dean of Motley Rice as Subclass 2 Counsel; (iii) Peter Prieto and Matthew Weinshall of Podhurst Orseck, P.A. as Subclass 3 Counsel; (iv) David Boies and Steven Davis of Boies Schiller Flexner LLP as Subclass 4 Counsel; and (v) Adam Levitt and John Tangren of DiCello Levitt Gutzler as Subclass 5 Counsel (collectively, “Subclass Counsel”). Subclass Counsel are authorized to act on behalf of the Subclasses with respect to all acts required by, which may be given pursuant to, or which are reasonably necessary to perform, the Settlement Agreement.

8. Class Action Settlement Administrator. The Court confirms the appointment of Jennifer Keough of JND Legal Administration (“JND”) as Class Action Settlement Administrator and directs Ms. Keough to carry out all duties and responsibilities of the Class Action Settlement Administrator as specified in the Settlement Agreement and herein.

9. Common Fund. Pursuant to the Settlement Agreement, all Settlement Implementation Expenses shall be paid from the Common Fund, which was established as a Qualified Settlement Fund under § 468B(d)(2) of the Internal Revenue Code and Treasury Regulation § 1.468B-1 pursuant to this Court’s Preliminary Approval Order, by the court-approved Qualified Settlement Fund Administrator and Trustee, Flora Bian of JND; however, all such Settlement Implementation Expenses shall be paid from the Common Fund only upon either (i)

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written approval by Plaintiffs’ Class Counsel, New GM, and the GUC Trust6 or (ii) leave of Court. The Court finds that, pursuant to Paragraph 88.a of the Settlement Agreement, following entry of the GUC Trust Approval Order, the Withdrawal Order, and the Preliminary Approval Order, New GM and the GUC Trust deposited, respectively, $8,800,000.00 and $2,000,000.00 into the Common Fund.

10. Allocation of Net Common Fund. The Court finds that the Settlement Claim Review Protocol and the Allocation Decision are a fair and reasonable method to allocate the Net Common Fund, and the Parties, the Class Action Settlement Fund Administrator, and the Qualified Settlement Fund Administrator are directed to administer the Settlement Claim Review Protocol and Allocation Decision in accordance with their terms.

11. Settlement and CAFA Notice. The Court finds that the Class Notice and Class Notice Plan satisfied and continue to satisfy the applicable requirements of Federal Rules of Civil Procedure 23(c)(2)(b) and 23(e), and fully comply with all laws, including the Class Action Fairness Act (28 U.S.C. § 1711 et seq.), and the Due Process Clause of the United States Constitution (U.S. Const., amend. V), constituting the best notice that is practicable under the circumstances of this litigation.

[6]

All Settlement Implementation Expenses incurred prior to the Final Effective Date must be agreed to in writing by all of Plaintiffs’ Class Counsel, New GM, and the GUC Trust. All Settlement Implementation Expenses incurred on or after the Final Effective Date must be agreed to in writing by Plaintiffs’ Class Counsel and New GM.

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12. Class Members’ Release and Permanent Injunction. The Court finds that the Class Members’ Release contained in Paragraphs 121-134 of the Settlement Agreement is valid and enforceable. The Class Members’ Release is effective automatically as of the Final Effective Date.7 Pursuant to Paragraphs 121-134 of the Settlement Agreement, the Court permanently bars and enjoins each Class Member from commencing, filing, initiating, asserting, instituting, maintaining, consenting to, and/or prosecuting any judicial, arbitral, or regulatory action against the Released Parties with respect to any and all claims, demands, suits, arbitrations, mediations, petitions, liabilities, causes of actions, rights, and damages of any kind and/or type included in the Class Members’ Release.

13. GUC Trust’s, New GM’s, and the AAT’s Release of Plaintiffs’ Class Counsel, Allocation Counsel, and Designated Counsel. The Court finds that GUC Trust’s, New GM’s, and the AAT’s Release of Plaintiffs’ Class Counsel, Allocation Counsel, and Designated Counsel contained in Paragraph 135 of the Settlement Agreement is valid and enforceable. GUC Trust’s, New GM’s, and the AAT’s Release of Plaintiffs’ Class Counsel, Allocation Counsel, and Designated Counsel Release is effective automatically upon the Final Effective Date. Pursuant to Paragraph 135 of the Settlement Agreement, the Court enjoins the GUC Trust, New GM, and the AAT from taking any action that violates the Release of Plaintiffs’ Class Counsel, Allocation Counsel, and Designated Counsel.

[7]

The “Final Effective Date” is defined in the Settlement Agreement as “the latest date on which the Final Order and Final Judgment approving this Agreement becomes final. For purposes of this Agreement:

a. if no appeal has been taken from the Final Order and/or Final Judgment in the MDL Court, then ‘Final Effective Date’ means the date on which the time to appeal therefrom has expired; or

b. if any appeal has been taken from the Final Order and/or Final Judgment in the MDL Court, then ‘Final Effective Date’ means the date on which all appeals therefrom, including petitions for rehearing or re-argument, petitions for rehearing en banc and petitions for certiorari or any other form of review, have been finally disposed of in a manner that affirms the Final Order or Final Judgment in all respects; or

c. if Plaintiffs’ Class Counsel, New GM, and the GUC Trust all agree in writing, then the ‘Final Effective Date’ can occur on any other agreed date, provided, however, that, pursuant to the direction of the MDL Court, the MDL Court must issue an Order approving any such date agreed upon by the parties.”

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14. Releases between the GUC Trust, the AAT, and New GM. The Court finds that the Releases between the GUC Trust, the AAT, and New GM contained in Paragraphs 136-148 of the Settlement Agreement are valid and enforceable and were the product of intense and detailed negotiations between the Parties in light of prior experience by the Parties in this litigation. The Releases between the GUC Trust, the AAT, and New GM were effective as of the Excess Distribution Date per the Settlement Agreement. Pursuant to Paragraphs 136-148 of the Settlement Agreement, the Court enjoins GUC Trust, the AAT, and New GM from taking any action that violates the terms of the Releases between the GUC Trust, the AAT, and New GM.

15. Barred Claims. The Court finds that the bar against claims contained in Paragraph 173 of the Settlement Agreement is valid and enforceable. Pursuant to Paragraph 173, any party in interest in the Bankruptcy Case, any party in interest in MDL 2543, and any other Person is barred and enjoined from asserting or attempting to assert claims against or impose liability on any of the GUC Trust Released Parties, the New GM Released Parties and/or the AAT Released Parties for any matter arising out of, in connection with, or related to the Settlement Agreement, the Actions, and/or the Proposed Proofs of Claims (“Barred Claims”).

16. No Admissions. Neither this Final Order and Final Judgment, nor the Settlement Agreement (nor any other document referred to herein, nor any action taken to carry out this Final Order and Final Judgment), is, may be construed as, or may be used as, an admission, adjudication, or evidence of any violation of any statute or law or of any liability or wrongdoing by the Released Parties or of the truth of any of the claims or allegations alleged in the 5ACC, the Actions, the Late Claims Motions, or the Proposed Proofs of Claim, or the incurrence of any damage, loss, or injury by any Person.

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17. Dismissal of Claims. Subject to paragraph 12, supra, in consideration of the benefits provided under this Agreement, all released claims as set forth in the Class Members’ Release by or on behalf of the Class, Plaintiffs, or any and all Class Members against any and all Released Parties, are dismissed with prejudice, including the 5ACC and the Actions listed in Appendix C, subject to Paragraphs 151 and 152 of the Settlement Agreement. See supra ¶ 15. Subject to paragraph 12, supra, the Court dismisses the 5ACC and the Actions with prejudice without further costs, including claims for interest, penalties, costs, and attorneys’ fees (except as otherwise provided in the Settlement Agreement). As discussed on the record during the Fairness Hearing, no later than January 7, 2021, New GM and Lead Counsel shall submit a proposed Order or competing Orders and letter briefs establishing a process for Plaintiffs in Actions listed in Appendix C who allege claims not subject to release under the Settlement Agreement and this Judgment to file amended complaints limited to such claims and to adjudicate any related disputes. The proper terms of the dismissals include the retention of jurisdiction contained in paragraph 18 infra, which is included for purposes of compliance with the Supreme Court’s decision in Kokkonen, 511 U.S. 375. Subject to paragraph 12, supra, the Court orders all Class Members with released claims pending in any federal or state court, forum, or tribunal other than this Court to dismiss with prejudice such released claims without further costs, including claims for interest, penalties, costs, and attorneys’ fees (except as otherwise provided in the Settlement Agreement).

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18. Retention of Jurisdiction. Without affecting the finality of this Final Order and Final Judgment in any way, this Court retains continuing and exclusive jurisdiction over the Parties, the Class Members, the Settlement Agreement, the Actions pending before the MDL Court, and the Final Order and the Final Judgment (i) to administer and enforce the Settlement Agreement, (ii) for all matters relating to the Settlement Agreement and the Actions pending before the MDL Court, and (iii) for any other necessary purpose. The Court does this for the purpose of satisfying the requirements of Kokkonen, 511 U.S. 375, concerning the obligation of a Court entering a settlement agreement to speak clearly when it wishes to retain jurisdiction. In accordance with the terms of the Qualified Settlement Fund Trust Agreement, the Court also retains continuing jurisdiction and supervision over (1) the Common Fund, which was established as a Qualified Settlement Fund, and (2) the Qualified Settlement Fund Administrator and Trustee.

19. Termination of Settlement. If the Settlement is terminated as provided in Section XI of the Settlement Agreement or the Final Effective Date of the Settlement Agreement otherwise fails to occur, this Final Order and Final Judgment shall be vacated, rendered null and void and be of no further force and effect, except as otherwise provided by the Settlement Agreement, and this Final Order and Final Judgment shall be without prejudice to the rights of Plaintiffs, the other Class Members, New GM, the GUC Trust, and the AAT, and the Parties shall revert to their respective pre-settlement positions in the Actions and in any released claims previously pending in any other federal or state court, forum, or tribunal that Class Members’ dismissed with prejudice to the extent provided in the Settlement Agreement.

20. Compliance with Rule 65(d). The Court has considered and framed this Final Order and Final Judgment in light of Federal Rule of Civil Procedure 65(d). The incorporation of the terms of the Settlement Agreement into this Final Order and Final Judgment are for the purpose of approving the Settlement, establishing the benefits of the Settlement available to Class Members

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set forth in Section II of the Settlement Agreement, and enforcing the releases, waivers, and covenants not to sue set forth in Section VI of the Settlement Agreement. The benefits of the Settlement Agreement set forth in Section II of the Settlement Agreement are optional and not mandatory for Class Members. This Order describes in reasonable detail the acts restrained in Paragraphs 3, 11, 12, 13, 14, and 15 above. Hence, this Final Order and Final Judgment fully complies with Federal Rule of Civil Procedure 65(d)(1)(C).

21. Entry of Final Judgment. The Clerk of the Court is expressly directed to immediately enter this Final Order and Final Judgment in the Actions listed in Appendix C. The Clerk is further directed to terminate 14-MD-2543, ECF No. 8240 and 14-MC-2543, ECF No. 409 and to close Elliott, et al. v. General Motors LLC, et al., No. 14-CV-8382; Bledsoe, et al. v. General Motors LLC, No. 14-CV-7631; and Sesay, et al. v. General Motors LLC, et al., No. 14-CV-6018.

SO ORDERED.

Signed this 18th day of December, 2020.

/s/ Honorable Jesse M. Furman
Honorable Jesse M. Furman
United States District Judge

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APPENDIX A: CLASS DEFINITION

“Class” means, for settlement purposes only, all Persons who, at any time as of or before the Recall Announcement Date of the Recall(s) applicable to the Subject Vehicle, own(ed), purchase(d), and/or lease(d) a Subject Vehicle in any of the fifty States, the District of Columbia, Puerto Rico, Guam, the U.S. Virgin Islands, and all other United States territories and/or possessions. The Class is comprised of five Subclasses as follows (the “Subclasses”), and a Class Member who own(ed), purchase(d), and/or lease(d) more than one Subject Vehicle is included within different Subclasses listed below and shall be a member of each applicable Subclass:

a.

Subclass 1: The Delta Ignition Switch Subclass, comprised of those Class Members who own(ed), purchase(d), and/or lease(d) a Subject Vehicle subject to NHTSA Recall No. 14v047. Proposed Subclass 1 Counsel is Marc Seltzer of Susman Godfrey LLP.

b.

Subclass 2: The Key Rotation Subclass, comprised of those Class Members who own(ed), purchase(d), and/or lease(d) a Subject Vehicle subject to NHTSA Recall Nos. 14v355, 14v394, and 14v400. Proposed Subclass 2 Counsel are Joe Rice and Kevin Dean of Motley Rice LLC.

c.

Subclass 3: The Camaro Knee-Key Subclass, comprised of those Class Members who own(ed), purchase(d), and/or lease(d) a Subject Vehicle subject to NHTSA Recall No. 14v346. Proposed Subclass 3 Counsel are Peter Prieto and Matthew Weinshall of Podhurst Orseck, P.A.

d.

Subclass 4: The Electronic Power Steering Subclass, comprised of those Class Members who own(ed), purchase(d), and/or lease(d) a Subject Vehicle subject to NHTSA Recall No. 14v153. Proposed Subclass 4 Counsel are David Boies and Steven Davis of Boies Schiller Flexner LLP.

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e.

Subclass 5: The Side Airbag Subclass, comprised of those Class Members who own(ed), purchase(d), and/or lease(d) a Subject Vehicle subject to NHTSA Recall No. 14v118. Proposed Subclass 5 Counsel are Adam Levitt and John Tangren of DiCello Levitt Gutzler.

Excluded from the Class are: (a) the MDL Court and the Bankruptcy Court and each of their personnel and the judicial officers presiding over the Actions and members of their immediate family and staffs; (b) authorized GM dealers who executed a dealer agreement with New GM or Old GM; (c) daily rental fleet purchasers, owners and lessees (including all registrants of a Subject Vehicle identified as “rental” in the IHS Markit / Polk vehicle registration data provided by New GM to the Class Action Settlement Administrator); (d) governmental or quasi-governmental bodies, political subdivisions, and any agency or instrumentality thereof (including all registrants of a Subject Vehicle designated as “governmental” in the IHS Markit / Polk vehicle registration data provided by New GM to the Class Action Settlement Administrator); (e) each Person who did not own, purchase, and/or lease a Subject Vehicle until after the Recall Announcement Date applicable to that Subject Vehicle; (f) all counsel (and their law firms) representing Plaintiffs in the Actions, including Plaintiffs’ Class Counsel, Allocation Counsel, Designated Counsel, and members of their immediate family; (g) all Persons who released claims relating to the Actions against all of the GUC Trust, the AAT, Old GM and New GM concerning a Subject Vehicle, including without limitation all Persons who signed a consumer release and received a payment from the Arizona Attorney General pursuant to the Consent Decree entered on March 8, 2018 by

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the Superior Court of the State of Arizona in the matter of Arizona v. General Motors LLC, No. CV 2014-014090 (Maricopa County, Ariz.), all Persons who signed a GM Ignition Compensation Claims Resolution Facility Release of All Claims and received payment from Claims Administrator Kenneth Feinberg, and Persons who signed and notarized a release to settle a lawsuit or unfiled claims with New GM pertaining to a motor vehicle accident involving the Subject Vehicle in which the release released claims relating to the Actions against all of the GUC Trust, Old GM and New GM concerning the Subject Vehicle; and (h) all Persons who are Opt-Outs.

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APPENDIX B: LIST OF OPT OUTS

Valid Opt Outs:

Name	Last 5 Digits of VIN
Araceli Berumen	43470
Barbara M. Allen	20094
Beverly Moore	73219
Bobby Pryor	56897
Brenda Miller	28962
Cesar Augusto Gonzalez-Miranda	43408
Craig May	85951
Dana Watson	79513
Daron Arnold	93408
David Williamson	02836
David Williamson	72481
Diane Piscopo	93084
Diane Tomasic on behalf of Rita Tomasic	90894
Donna M. Slyster	61035
Elizabeth Hyzy	26315
Elliott Peaks	05492
Eric Sherman	36132
Gabriel Ochoa	15645
Gail L. Keyser	23230
Glen Gargus	97815
Glenn E. Hansen	28590
Glenn E. Hansen	11107
Gregory Fischer	03470
James Arbaugh	17313
James Banks	15097
James E Farrell	51111

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Jami Harrison	73183
Jeannette Mabee	37905
Jessie Montalvo	45128
Joe Young	69940
Joe Young	08201
John F. Slyster, Jr.	61035
Joseph Falisi	42312
Karen Eder	29012
Kerry A Esparza	54875
Kevin Reber	81435
Kevin Shill	34842
Kimberly Gray	59095
Larry VanHook	84151
Leslie Rose	29787
Linda Diane Persson Grill	08592
Lois Helen Friedrichsen	59488
Lori Jackson	10513
Lory Ochoa	15645
Lynn Sutton	92862
Lynn Sutton	27022
Maria Shill	34842
Mary Inez M Portillo	65660
Mary May	85951
Maureen McCafferty	29124
Melissa Ann Robbins	24552
Melissa Shoemate	95022
Mervin Volker	49526
Nicole Leitner	18415
Omar Espinosa	34079
Pam Santanasto on behalf of Joanne Ellis	25534

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Pam Santanasto on behalf of Joanne Ellis	02855
Patti Frye	40179
Rafael O. Vicente	63502
Richard Guerrero	98525
Russel Miller	28962
Sebastian Montecristo	09373
Steven Sowa	41527
Steven Sowa	14724
Travis Manteuffel	31493
Victor Walker	70527
Vilayvan Phaouthoum	35019
Wanda Volker	70814

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Deficient Opt Outs:

Name	Last 5 Digits of VIN
Alexander MacKenzie	64359
Andrew Klotzbach	75171
Andrew Klotzbach	17214
Angela Coyle	46853
Anita Cornelius	08368
Ann Trimble-Ray	76837
Anthony Palumbo	74025
Arlene J. McKnight	53350
Bettye Ames	77896
Beverly Mytko	31889
Beverly Thompson	37540
Beverly Thompson	83507
Carol Riley	85264
Carolina Aguero	63679
Charles B. Gosling	32804
Charles J. Bocchicchio	50635
Colleen Phillips	25677
Connie Xanders	60631
Constance Diaz	76172
Constance Shelley	63024
Dale Gray	87972
Darlene Xanders	60631
David J. Bulcavage	27336
Dennis Barnoski	95022
Dixie Lynn LoVerde	20809
Donetta Richardson	17751
Donna F. Kelly	89309
Donna Fisher	35894
Edmund B. Nightingale	82035
Edward Sanders	51134
Elton Lee	75199
Eugene Chapman	03176
Eugene Chapman	39022
Feldkamp Feldkamp	98185

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 21 of 27

Francine Rosman	00947
Gene Hansen	76133
Gladys Harris	15896
Helen M. Seidel	10757
Ina J. Porter Brasher	11811
James B Rhoden	05015
James Bevins	49546
James Bevins	59509
James Kaspszak	31665
James Kaspszak	91302
James Kaspszak	50247
James Kaspszak	13203
Jerilyn Lanagan	46699
John Karhoff	37977
John Karhoff	04494
Joyce A. Berkovitz	09453
Kaci Frame	00067
Kevin Williams	22028
Kristopher Beard	00310
Lana Doolin	61034
Linda Robison	24480
Lisa Tarantino	26966
Lydia Renteria	95418
Margaret Beard	00310
Margaret Sanford	N/A
Maria Parmer	89797
Marlene Hobbs	07250
Mary Lou Yindra	06235
Melissa L York	N/A
Oliver White	03925
Pat Frye	40179
Patricia Rowland	55126
Patricia Shealy	57387
Philip R. Jones	71020
Rachel D Laird	76926
Raymond Scarazzo	93332
Reanna Barnoski	95022

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 22 of 27

Rebecca J. Nightingale	82035
Rhonda Stewart	05676
Richard Johnson	10763
Robert L Wood	22400
Robert Rowland	13228
Rosie Penrod	43683
Ruby Chapman	19124
Ruby Chapman	69682
Sarah Miller	08457
Scott Lanagan	67439
Shane North	07327
Sharon Moeller	95614
Sharon Moeller	32486
Shirley A. Kalleker	83326
Shirley Bock	04048
Steven Feldkamp	98185
Steven Lawrence LoVerde	21121
Steven Lawrence LoVerde	00910
Susana Mendoza	48497
Teresa L. Kunz, Trustee of The Alice A. Rafidi Revocable Trust of 2016	57739
Theresa Emch	48497
Virginia Whitfill	73623
Vivian Richeson	52616
Walter Hundertmark	08377

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 23 of 27

APPENDIX C: LIST OF ECONOMIC LOSS ACTIONS

Alers v. General Motors LLC, No. 15-CV-0179

Andrews v. General Motors LLC, No. 14-CV-5351

Arnold, et al. v. General Motors LLC, et al., No. 14-CV-5325

Ashbridge v. General Motors LLC, et al., No. 14-CV-4781

Ashworth, et al. v. General Motors LLC, No. 14-CV-4804

Balls, et al. v. General Motors LLC, No. 14-CV-4691

Bedford Auto v. General Motors LLC, No. 14-CV-5356

Belt v. General Motors LLC, et al, No. 14-CV-8883

Bender v. General Motors LLC, No. 14-CV-4768

Benton, et al. v. General Motors LLC, No. 14-CV-4268

Biggs v. General Motors LLC, et al., No. 14-CV-5358

Bledsoe, et al. v. General Motors LLC, No. 14-CV-7631

Brandt, et al. v. General Motors LLC, No. 14-CV-4340

Brown, et al. v. General Motors LLC, No. 14-CV-4715

Burton, et al. v. General Motors LLC, et al., No. 14-CV-4771

Camlan, Inc., et al. v. General Motors LLC, No. 14-CV-4741

Childre, et al. v. General Motors LLC, et al., No. 14-CV-5332

Coleman, et al. v. General Motors LLC, No. 14-CV-4731

Corbett, et al. v. General Motors LLC, No. 14-CV-5754

Cox, et al. v. General Motors LLC, et al., No. 14-CV-4701

Darby, et al. v. General Motors LLC, et al., No. 14-CV-4692

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 24 of 27

Deighan, et al. v. General Motors LLC, et al., No. 14-CV-4858

DeLuco v. General Motors LLC, No. 14-CV-2713

DePalma, et al. v. General Motors LLC, et al., No. 14-CV-5501

DeSutter, et al. v. General Motors LLC, No. 14-CV-4685

Detton, et al. v. General Motors LLC, et al., No. 14-CV-4784

Deushane, et al. v. General Motors LLC, et al., No. 14-CV-4732

Dinco, et al. v. General Motors LLC, No. 14-CV-4727

Duarte v. General Motors LLC, et al., No. 14-CV-4667

Edwards, et al. v. General Motors LLC, et al., No. 14-CV-4684

Elliott, et al. v. General Motors LLC, et al., No. 14-CV-8382

Elliott, et al. v. General Motors LLC, et al., No. 14-CV-5323

Emerson, et al. v. General Motors LLC, et al., No. 14-CV-4650

Espineira v. General Motors LLC, et. al., No. 14-CV-4637

Favro, et al. v. General Motors LLC, et al., No. 14-CV-4752

Forbes, et al. v. General Motors LLC, No. 14-CV-4798

Foster, et al. v. General Motors LLC, et al., No. 14-CV-4775

Fugate v. General Motors LLC, No. 14-CV-4714

Gebremariam, et al. v. General Motors LLC, No. 14-CV-5340

Groman v. General Motors LLC, No. 14-CV-2458

Grumet, et al. v. General Motors LLC, No. 14-CV-4690

Harris, et al. v. General Motors LLC et al., No. 14-CV-4672

Henry, et al. v. General Motors LLC, et al., No. 14-CV-4811

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 25 of 27

Heuler, et al. v. General Motors LLC, No. 14-CV-4345

Higginbotham, et al. v. General Motors LLC, et al., No. 14-CV-4759

Holliday, et al. v. General Motors LLC, et al., No. 14-CV-5506

Hurst, et al. v. General Motors Co., No. 14-CV-4707

Ibanez, et al. v. General Motors LLC, No. 14-CV-5880

Jawad v. General Motors LLC, No. 14-CV-4348

Johnson, et al. v. General Motors LLC, No. 14-CV-5347

Jones v. General Motors LLC, No. 14-CV-5850

Jones v. General Motors LLC, No. 14-CV-4350

Kandziora v. General Motors LLC, et al., No. 14-CV-8386

Kelley, et al. v. General Motors Co., et al., No. 14-CV-4272

Kluessendorf, et al. v. General Motors LLC, et al., No. 14-CV-5035

Knetzke, et al. v. General Motors LLC, et al., No. 14-CV-4641

Kosovec, et al. v. General Motors LLC, et al., No. 14-CV-6830

Krause v. General Motors LLC, No. 14-CV-7977

Lannon, et al. v. General Motors LLC, et al., No. 14-CV-4676

LaReine, et al. v. General Motors LLC, et al., No. 14-CV-4717

Letterio, et al. v. General Motors LLC, et al., No. 14-CV-4857

Leval, et al. v. General Motors LLC, No. 14-CV-4802

Levine v. General Motors LLC, No. 14-CV-4661

Lewis, et al. v. General Motors LLC, et al., No. 14-CV-4720

Maciel, et al. v. General Motors LLC, No. 14-CV-4339

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 26 of 27

Malaga et al. v. General Motors LLC, No. 14-CV-4738

Markle, et al. v. General Motors LLC, et al., No. 14-CV-4662

Mazzocchi, et al. v. General Motors LLC, et al., No. 14-CV-2714

McCarthy v. General Motors LLC, et al., No. 14-CV-4758

McConnell, et al. v. General Motors LLC, No. 14-CV-4270

Mullins v. General Motors LLC, No. 14-CV-8885

Nava, et al. v. General Motors LLC, et al., No. 14-CV-4754

Nettleton Auto Sales Inc., et al. v. General Motors LLC, et al., No. 14-CV-4760

Phaneuf, et al. v. General Motors LLC, No. 14-CV-3298

Phillip, et al. v. General Motors LLC, No. 14-CV-4630

Ponce, et al. v. General Motors LLC, et al., No. 14-CV-4265

Powell v. General Motors LLC, No. 14-CV-4778

Ramirez, et al. v. General Motors LLC, et al., No. 14-CV-4267

Ratzlaff, et al. v. General Motors LLC, No. 14-CV-4346

Roach, et al. v. General Motors LLC, et al., No. 14-CV-4810

Robinson, et al. v. General Motors LLC, et al., No. 14-CV-4699

Rollins, et al. v. General Motors LLC, et al., No. 14-CV-7242

Ross, et al. v. General Motors LLC, et al., No. 14-CV-4756

Roush, et al. v. General Motors LLC, et al., No. 14-CV-4704

Ruff, et al. v. General Motors LLC, et al., No. 14-CV-4764

Rukeyser, et al. v. General Motors LLC, No. 14-CV-5715

Saclo et al. v. General Motors LLC, et al., No. 14-CV-4751

Case 1:14-md-02543-JMF Document 8306 Filed 12/18/20 Page 27 of 27

Salazar, III, et al. v. General Motors LLC, et al., No. 14-CV-4859

Salerno, et al. v. General Motors LLC, et al., No. 14-CV-4799

Santiago, et al. v. General Motors LLC, No. 14-CV-4632

Satele, et al. v. General Motors LLC, No. 14-CV-4273

Sauer, et al. v. General Motors, et al., No. 14-CV-5752

Sesay, et al. v. General Motors LLC, et al., No. 14-CV-6018

Shollenberger v. General Motors LLC, No. 14-CV-4338

Silvas, et al. v. General Motors LLC, No. 14-CV-4342

Skillman, et al. v. General Motors LLC, et al., No. 14-CV-3326

Smith, et al. v. General Motors LLC, et al., No. 14-CV-5338

Spangler, et al. v. General Motors LLC, No. 14-CV-4755

Stafford, et al. v. General Motors LLC, No. 14-CV-4808

Stafford-Chapman, et al. v. General Motors LLC, et al., No. 14-CV-5345

Stevenson v. General Motors LLC, No. 14-CV-5137

Taylor Deushane, et al. v. General Motors LLC, No. 14-CV-4732

Turpyn, et al. v. General Motors LLC, et al., No. 14-CV-5328

Villa, et al. v. General Motors LLC, et al., No. 14-CV-4801

Williams, et al. v. General Motors LLC, et al. No. 14-CV-7979

Witherspoon, et al. v. General Motors LLC, et al., No. 14-CV-4702

Woodward, et al. v. General Motors LLC, et al., No. 14-CV-4226

Yagman v. General Motors Company, et al., No. 14-CV-9058